SUPPLEMENT TO THE PROSPECTUS AND
                       STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

I.       Evergreen Intermediate Municipal Bond Fund (the "Fund")

         Upon consummation of the acquisition of the assets of Evergreen Offit National Municipal Bond Fund expected to occur on July 14, 2003, the following changes will occur to the goal, strategy and portfolio management of the Fund.

         The investment goal of the Fund will be replaced with the following:

               To seek maximum total after-tax return consistent with a prudent level of credit risk.

         The strategy of the Fund will be supplemented to include the following additional investment practice (in bold):

               The Fund normally invests at least 80% of its assets in investment grade municipal securities the interest from which is exempt from federal income tax, other than the alternative minimum tax. UNDER NORMAL CIRCUMSTANCES, THE FUND INTENDS TO INVEST AT LEAST 50% OF ITS ASSETS IN HIGH-QUALITY SECURITIES RATED IN THE TOP TWO CATEGORIES.

         The "FUND FACTS" section of the prospectus will be revised to reflect the following change to the management of the Fund:

               Portfolio Manager:

               o   Michael Pietronico

         'THE FUNDS' PORTFOLIO MANAGERS' section will also be revised to reflect the following:

               Intermediate Municipal Bond Fund
               Michael Pietronico currently manages the Fund. As of January 1, 2003, Mr. Pietronico became a portfolio manager with EIMC. Mr. Pietronico was a portfolio manager with OFFITBANK from 1997 to 2002. Currently, he is a Managing Director of OFFITBANK, specializing in municipal securities.


April 7, 2003                                               566097    4/03